UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D. C. 20549

                               --------------
                                  FORM 8-K
                               --------------

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

    Date of report (Date of earliest event reported): November 29, 2006


                                ASHLAND INC.
           (Exact name of registrant as specified in its charter)

                                  Kentucky
               (State or other jurisdiction of incorporation)

        1-32532                                       20-0865835
(Commission File Number)               (I.R.S. Employer Identification No.)

           50 E. RiverCenter Boulevard, Covington, Kentucky 41011
            (Address of principal executive offices) (Zip Code)

                P.O. Box 391, Covington, Kentucky 41012-0391
                        (Mailing Address) (Zip Code)

     Registrant's telephone number, including area code (859) 815-3333

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01.  Other Events
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(1)  Securities  and  Exchange  Commission  (Commission)  Settlement  -  On
November 29, 2006, the Commission approved a settlement of a previously disclosed administrative proceeding with the Commission concluding an
investigation   into  adjustments  that  reduced  Ashland's   environmental
remediation reserves for certain sites for the fiscal years 1999 and 2000. These adjustments to environmental reserves totaled $12.2 million in 1999 and $12.6 million in 2000. Pursuant to the settlement, Ashland agreed as part of a cease and desist order, without admitting or denying any liability, not to violate certain provisions of the federal securities laws and to establish or continue various policies and procedures in connection with the determination of its environmental reserves.

(2) Dow Plastics Supply Agreement with Ashland Distribution - Ashland Distribution, a division of Ashland Inc., will be advising customers that Dow Chemical Company has provided notice of its intent to terminate Ashland's supply agreement for distribution of Dow plastics in North America, effective March 1, 2007. The contract and the termination notice are further described in the press release which is attached hereto as
Exhibit 99.1 and incorporated by reference herein.



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Item 9.01.  Financial Statements and Exhibits
---------------------------------------------

(d)     Exhibits

99.1    Press release dated December 4, 2006

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                                 SIGNATURES
                                 ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                ASHLAND INC.
                                -------------------------------------------
                                                (Registrant)


Date: December 4, 2006           /s/ J. Marvin Quin
                                -------------------------------------------
                                 J. Marvin Quin
                                 Senior Vice President
                                 and Chief Financial Officer


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                               EXHIBIT INDEX

99.1  Press release dated December 4, 2006

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